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                       WARBURG PINCUS EUROPEAN EQUITY FUND

      Supplement to the Prospectus and Statement of Additional Information

The following information supersedes certain information in the fund's Prospectus and Statement of Additional Information.

Effective July 6, 1999, the Co-Portfolio Managers of the fund are Nancy Nierman, J.H. Cullum Clark, and Harold W. Ehrlich. William P. Sterling, who had been the Portfolio Manager, has resigned from the fund's investment adviser.

Nancy Nierman has been associated with the fund's adviser or its predecessor since 1996. Ms. Nierman was a vice president at Fiduciary Trust Company International from 1990 to 1996 and an international equity trader at TIAA-CREF from 1985 to 1990. She received her B.B.A. degree from Baruch College in 1985.

J.H. Cullum Clark has been associated with the fund's adviser or its predecessor since 1996. Mr. Clark was an analyst and portfolio manager at Brown Brothers Harriman from 1993 to 1996 and a research assistant at the U.S. Senate Select Committee on Intelligence from 1992 to 1993. Mr. Clark received an A.M. degree from Harvard University and a B.A. degree from Yale University. Mr. Clark also studied at the Stanford Inter-University Center for Japanese Language Studies in 1990.

Harold W. Ehrlich has been associated with the fund's adviser or its predecessor since 1995. Mr. Ehrlich was a senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc. from 1987 to 1995. Mr. Ehrlich earned a B.S.B.A. degree from the University of Florida and earned his Chartered Financial Analyst designation in 1990.


Dated: July 6, 1999                                                WPEEQ-16-0799